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                             Command Tax-Free Fund
                      Supplement dated February 26, 1996 to
                        Prospectus dated August 31, 1995

How the Fund Invests--Investment Objectives and Policies

    To increase its investment flexibility, Command Tax-Free Fund (the Fund) no longer intends to avoid purchases of Municipal Bonds and Municipal Notes, the interest on which may be a preference item for purpose of the federal Alternative Minimum Tax (AMT paper). The Fund may invest not more than 20% of its net assets in AMT paper. For further tax information, see ``Taxes, Dividends and Distributions -- Taxation of Shareholders.''

MF960A-1